                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
    / / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Additional Materials

                                       STOCKER & YALE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                              STOCKER & YALE, INC.

                               32 HAMPSHIRE ROAD

                           SALEM, NEW HAMPSHIRE 03079

     NOTICE OF SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS

    The Special Meeting in Lieu of an Annual Meeting of Stockholders (the "Meeting") of Stocker & Yale, Inc. (the "Company"), a Massachusetts corporation, will be held at the Company's headquarters, 32 Hampshire Road, Salem, New Hampshire 03079, on Thursday, May 20, 1999 at 10:00 a.m., local time, for the following purposes:

    1. to elect seven directors to serve until the next annual meeting and until their successors are duly elected and qualified;

    2. to increase by 300,000 shares the number of shares of common stock of the Company, par value $0.001 per share, authorized and available for issuance under the Stocker & Yale 1996 Stock Option and Incentive Plan;

    3. to appoint Arthur Andersen LLP as the Company's independent public accountants; and

    4. to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

    Accompanying this notice of meeting is a proxy statement and a form of proxy, together with the 1998 Annual Report of the Company incorporating the report of the Chairman of the Board of Directors and the audited consolidated financial statements for the year ended December 31, 1998.

    Stockholders of record at the close of business on April 15, 1999 are entitled to notice of, and to vote at the Meeting and any adjournments or postponements thereof.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE ASKED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED FORM OF PROXY. A PROXY MAY NOT BE EFFECTIVE UNLESS IT IS RECEIVED AT THE OFFICE OF THE COMPANY'S TRANSFER AGENT AND REGISTRAR, BANK OF BOSTON PROXY SERVICES, P. O. BOX 9381, BOSTON, MA 02205 NOT LESS THAN 48 HOURS BEFORE THE TIME FIXED FOR THE MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Gary B. Godin, Clerk

April 20, 1999

                              STOCKER & YALE, INC.

                                PROXY STATEMENT

                              AS OF APRIL 20, 1999

                            SOLICITATION OF PROXIES

    THIS PROXY STATEMENT (THE "PROXY STATEMENT") IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF STOCKER & YALE, INC. (THE "COMPANY"), A MASSACHUSETTS CORPORATION, FOR USE AT THE SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS (THE "MEETING") OF THE COMPANY TO BE HELD AT 10:00 A.M., LOCAL TIME, ON MAY 20, 1999, AT THE COMPANY'S HEADQUARTERS LOCATED AT 32 HAMPSHIRE ROAD, SALEM, NEW HAMPSHIRE, FOR THE PURPOSES SET FORTH IN THE NOTICE OF SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND FORM OF PROXY ARE FIRST BEING SENT TO STOCKHOLDERS ON OR ABOUT APRIL 20, 1999.

                          APPOINTMENT OF PROXYHOLDERS

    The persons named in the accompanying form of proxy are designated as proxyholders by management of the Company.

    TO BE VALID, THE COMPLETED, SIGNED, AND DATED FORM OF PROXY SHOULD BE RECEIVED AT THE OFFICE OF THE COMPANY'S TRANSFER AGENT AND REGISTRAR, BANK OF BOSTON PROXY SERVICES, P. O. BOX 9381, BOSTON, MASSACHUSETTS 02205 NOT LESS THAN 48 HOURS BEFORE THE TIME FIXED FOR THE MEETING.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                               VOTING AND PROXIES

    The shares of the Company's common stock, par value $.001 per share (the "Common Stock") represented by a properly executed and deposited proxy will be voted on any matter to come before the Meeting or any adjournments or postponements thereof that may be called for or required by law and, if the stockholder specifies a choice with respect to any matter to be acted upon, such shares of Common Stock will be voted accordingly at the Meeting or any adjournments or postponements thereof. If a choice with respect to such matters is not clearly specified, the persons designated by management in the form of proxy will vote the shares represented by the proxy (i) "FOR" the election to the Board of Directors of the nominees, (ii) "FOR" the increase by 300,000 shares in the number of shares of Common Stock authorized and available for issuance under the Stocker & Yale 1996 Stock Option and Incentive Plan, (the "1996 Stock Option Plan") (iii) "FOR" the appointment of Arthur Andersen LLP as the Company's independent public accountants, and (iv) in the discretion of the persons named as proxies, upon such other matters as may properly come before the Meeting.

    THE PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE NAMED PROXYHOLDER WITH RESPECT TO AMENDMENTS TO OR VARIATIONS IN MATTERS IDENTIFIED IN THE ACCOMPANYING NOTICE OF MEETING AND OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. As of the date of this Proxy Statement, management is not aware of any amendment, variations or other matter. If such should occur, the persons designated by management will vote thereon in accordance with their best judgment, exercising discretionary authority.

    The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock issued and outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Abstentions, votes withheld from Director nominees and "broker non-votes" (i.e., shares represented at the Meeting which are held by a broker or other nominee as to which (i) voting instructions have not been received from the beneficial owners or persons entitled to vote such shares and (ii) the broker does not have discretionary authority to vote such shares) shall be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present. With respect to the election of Directors, the By-Laws of the Company provide that such election shall be determined by a plurality of the votes cast by the stockholders. Therefore, abstentions and broker non-votes will have no effect on the outcome of the election of Directors. With respect to the proposed amendment to the 1996 Stock Option Plan, the affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Meeting is necessary to approve such an amendment. Accordingly, abstentions will have the effect of votes cast against such proposal and broker non-votes will have no effect.

                             REVOCATION OF PROXIES

    A stockholder who has given a proxy may revoke it as to any matter on which a vote has not already been cast pursuant to the authority conferred on the proxy, by delivering a later-dated proxy, by delivering to the Clerk of the Company a written revocation of such proxy, or by appearing and voting in person at the Meeting.

                                 ANNUAL REPORT

    All holders of record are being sent herewith a copy of the Company's 1998 Annual Report (the "Annual Report"), which contains audited financial statements of the Company for the fiscal year ended December 31, 1998. The Annual Report, however, is not part of the proxy soliciting material.

                           PRINCIPAL EXECUTIVE OFFICE

    The Company's principal executive office is located at 32 Hampshire Road, Salem, New Hampshire 03079, and its telephone number is (603) 893-8778.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    The voting securities of the Company consist of its Common Stock. As of March 31, 1999, there were 3,235,228.7 shares of common stock issued and outstanding, each share carrying the right to one vote. The Directors of the Company have fixed April 15, 1999 as the record date (the "Record Date") for determining shareholders entitled to receive notice of, to attend and to vote at the Meeting or any adjournment or postponement thereof. Transferees of Common Stock after the Record Date will not be entitled to notice of, or to vote at, the Meeting.

          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

    The following table sets forth, to the best knowledge of the Company, certain information regarding the beneficial ownership of the Company's Common Stock, as of March 31, 1999, by each person known to the Company to be the beneficial owner of more than 5% of any class of the voting stock of the Company, each Director of the Company, executive officers named in the Summary Compensation Table below (the "Named Executive Officers"), and all of the Company's Directors and Named Executive Officers as a group.

                                                                NUMBER OF SHARES
NAME AND ADDRESS (1)                                            OF COMMON STOCK    PERCENTAGE
--------------------------------------------------------------  ----------------  -------------

Mark W. Blodgett..............................................      1,250,772(2)         37.6%

Special Situation Fund III, L.P...............................        376,000(3)         11.6%
  MGP Advisors Limited Partnership
  Austin W. Marxe
  David Greenhouse
  153 East 53rd St. 51st Floor
  New York, NY 10022

Alain Beauregard..............................................        274,662(4)          7.9%

Trainer Wortham & Co..........................................        213,654             6.6%
  845 Third Avenue 6th Floor
  New York, NY 10022

James Bickman.................................................         35,330(5)          1.1%

Clifford L. Abbey.............................................         14,000(6)        *

John Nelson...................................................         26,000(7)        *

Steven E. Karol...............................................          9,000(8)        *

Lawrence W. Blodgett..........................................         10,000(9)        *

Kenneth A. Ribeiro............................................         14,060(10)       *

George Fryburg................................................          8,220(11)       *

Susan A. H. Sundell...........................................         31,830(12)       *

Directors and Named Executive.................................      1,673,874            45.7%
  Officers as a Group (10 persons)

------------------------

*  Less than one percent.

(1) Unless otherwise stated, the address for the named party is c/o Stocker & Yale, Inc., 32 Hampshire Road Salem, NH 03079

(2) 1,135,079 shares owned directly and 19,600 shares owned indirectly through the Helen W. Blodgett Trust, of which Mark W. Blodgett is a Trustee. Total also includes 82,534 shares which may be acquired upon the exercise of stock options that are currently exercisable or that will be exercisable within 60 days of April 15, 1999, and 13,559.3 shares which may be acquired by the Helen W. Blodgett Trust within 60 days of April 15, 1999 pursuant to 7.25% Convertible Subordinated Notes due May 1, 2001. Total excludes 165,907 shares owned by the Blodgett 1989 Family Trust, of which Mark W. Blodgett is the Settlor. Mr. Blodgett disclaims beneficial ownership of the shares held by the Blodgett 1989 Family Trust and the Helen W. Blodgett Trust.

(3) As reported in a Schedule 13G filed on January 8, 1999 with the Securities and Exchange Commission jointly by Special Situations Fund III, L.P., MGP Advisors Limited Partnership, Austin W. Marxe and David Greenhouse.

(4) Includes 253,162 shares of stock of Lasiris Holdings, Inc. which are convertible into shares of Common Stock on a one-for-one basis.

(5) Includes 7,506 shares, which may be acquired upon the exercise of stock options that are currently exercisable or that will be exercisable within 60 days of April 15, 1999.

(6) Includes 11,000 shares, which may be acquired upon the exercise of stock options that are currently exercisable or that will be exercisable within 60 days of April 15, 1999.

(7) Includes 11,000 shares, which may be acquired upon the exercise of stock options that are currently exercisable or that will be exercisable within 60 days of April 15, 1999.

(8) Includes 4,000 shares, which may be acquired upon the exercise of stock options that are currently exercisable or that will be exercisable within 60 days of April 15, 1999.

(9) Includes 10,000 shares owned indirectly through the Lawrence W. Blodgett Trust, of which Lawrence W. Blodgett is a Trustee.

(10) Includes 12,000 shares, which may be acquired upon the exercise of stock options that are currently exercisable or that will be exercisable within 60 days of April 15, 1999.

(11) Includes 5,000 shares, which may be acquired upon the exercise of stock options that are currently exercisable or that will be exercisable within 60 days of April 15, 1999.

(12) Includes 29,000 shares, which may be acquired upon the exercise of stock options that are currently exercisable or that will be exercisable within 60 days of April 15, 1999. Ms. Sundell resigned from the Company in February 1999.

                            MATTERS TO BE ACTED UPON

ITEM 1--ELECTION OF DIRECTORS

    Management proposes the persons named in the following table for election as Directors of the Company. Each Director elected will hold office until the next annual meeting of stockholders and until his successor, if any, is elected and qualified, unless he resigns or he becomes disqualified to act as a Director. Each nominee is currently a Director of the Company. The affirmative vote of a plurality of the shares present and voting in person or by proxy at the Meeting is necessary to elect these individuals as Directors. The Company believes that each of the nominees will stand for election and, if elected, will serve as a Director. However, if any nominee fails to stand for election, the proxies will be voted for the election of such other person(s) as the Board of Directors may nominate and recommend. The following information concerning the respective nominees has been confirmed by each of them as of, April 15, 1999:

PROPOSED NOMINEE AND PRINCIPAL OCCUPATION                                    AGE       DIRECTOR SINCE
-----------------------------------------------------------------------      ---      -----------------
MARK W. BLODGETT.......................................................          42            1989
  Chairman of the Board and Chief Executive Officer
JAMES BICKMAN..........................................................          82            1989
  President and Director
LAWRENCE W. BLODGETT...................................................          64            1998
  Consultant and Director
CLIFFORD L. ABBEY......................................................          53            1994
  Chief Executive Officer of San Francisco
  415 Corporation and Director
JOHN M. NELSON.........................................................          67            1995
  Chairman of The TJX Companies, Inc. and Director
STEVEN E. KAROL........................................................          44            1997
  President of HMK Enterprises, Inc. and Director
ALAIN BEAUREGUARD......................................................          38            1998
  President--Lasiris Division and Director

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES NAMED ABOVE.

    Unless otherwise specified in the enclosed proxy, the persons names in the enclosed proxy intend to vote the shares of Common Stock represented by each properly executed proxy "FOR" each of the nominees named above.

INFORMATION REGARDING DIRECTORS

    The principal occupation and business experience of each director is set forth below:

    MARK W. BLODGETT purchased a majority of the shares of the Common Stock of the Company in 1989 and since then he has maintained overall responsibility for daily operations and strategic planning. Prior to joining the Company in 1989, Mr. Blodgett worked for a private merchant bank (1988-1989); was a corporate vice president at Drexel Burnham Lambert, Inc. in New York (1980-1988); and was a merger and acquisition associate for European American Bank in New York (1979-1980). Mr. Blodgett is actively involved in the Young Presidents Organization. Mark W. Blodgett is the son of Lawrence W. Blodgett, a Director of the Company.

    JAMES BICKMAN presently serves as President of the Company's Salem Division. Mr. Bickman has been a Director of the Company and its predecessor entities since 1961, and joined as its President and Chief Executive Officer in 1964. Mr. Bickman has an extensive background in manufacturing and engineering, and has been responsible for the growth of the Company over the past thirty years from a small manufacturer of optical metrology instruments. Prior to joining the Company, Mr. Bickman was a co-founder and operator of a successful engineering, sales and manufacturing business.

    LAWRENCE W. BLODGETT was the Vice President of Operations for The Andrew Jergens Company prior to becoming a consultant in improving processes and practices in factory performance, engineering solutions and systems implementation for North American & Western European companies. Before Andrew Jergens Company, Mr. Blodgett served as a Vice President of Manufacturing for Chesebrough-Pond in their Greenwich, Connecticut facilities. Lawrence W. Blodgett is the father of Mark W. Blodgett. Mr. Blodgett has been a Director of the Company since 1998.

    CLIFFORD L. ABBEY is the Chief Executive Officer and principal shareholder of San Francisco 415 Corporation, a manufacturer and distributor of designer jeans. Mr. Abbey has an established reputation as a successful entrepreneur, having founded, operated and ultimately sold a number of small and middle-market businesses. Mr. Abbey has been a Director of the Company since 1994.

    JOHN M. NELSON is the Chairman of The TJX Companies, Inc., a retailer of off-price fashion goods. From 1991 to 1997, Mr. Nelson was Chairman of Wyman-Gordon, Inc., a manufacturer of forgings, investment castings and composite structures for the commercial transportation, commercial power and defense industries, and from 1991 through 1994, he also served as Wyman-Gordon Company's Chief Executive Officer. Prior to that time, Mr. Nelson served for many years in a series of executive positions with Norton Company, a diversified industrial products manufacturer, and was Norton Company's Chairman and Chief Executive Officer from 1988 to 1990, and its President and Chief Operating Officer from 1986 to 1988. Mr. Nelson is also a Director of Browne & Sharpe Manufacturing Company, Eaton Vance, Aquila Biopharmaceuticals, Inc., and Commerce Holdings, Inc. Mr. Nelson has been a Director of the Company since February 1995.

    STEVEN E. KAROL is President and CEO of HMK Enterprises, Inc., a diversified manufacturing group that includes a steel mini-mill/integrated mill. Mr. Karol received his Bachelor of Science degree at Tufts University, and he is a graduate of the President's Program on Leadership (PPL) at the Harvard University Graduate School of Business Administration. Mr. Karol has been a Director of the Company since 1997.

    ALAIN BEAUREGARD is President of the Company's Lasiris Division, a Canadian manufacturer of industrial lasers for the machine vision and industrial inspection industries. Mr. Beauregard co-founded Lasiris in 1985 and became President in 1987. Mr. Beauregard has been a Director since 1998.

                     BOARD OF DIRECTORS AND ITS COMMITTEES

    BOARD OF DIRECTORS. The Company is managed by a seven member Board of Directors. The Board met in person or by telephone on three occasions and executed consent votes in lieu of a meeting two times during fiscal 1998. Each of the Directors attended at least 75% of the total number of meetings of the Board of Directors and of meetings of the committees of the Board of Directors of which he was a member.

    AUDIT COMMITTEE. The Board has established an Audit Committee consisting of James Bickman, Steven Karol and Clifford L. Abbey. The Audit Committee meets with the Company's independent auditors to review the adequacy of the Company's internal control systems and financial reporting procedures; review the general scope of the Company's annual audit and the fees charged by the independent auditors; review and monitor the performance of non-audit services by the Company's auditors; review the fairness of any proposed transaction between recommendations to full Board of Directors; and perform such other functions as may be required by any stock exchange or over-the-counter market upon which the Company's securities may be listed. The Audit Committee met twice during fiscal 1998.

    COMPENSATION COMMITTEE. The Company's Board of Directors has established a Compensation Committee to determine the compensation of the Company's executive officers and to grant options and stock awards under the Company's stock option and incentive plans. The Compensation Committee, which consists of John M. Nelson and Clifford L. Abbey, met three times during fiscal 1998.

    The Board of Directors does not have a standing nominating committee or a committee performing such functions. The full Board of Directors performs the function of such a committee.

                           COMPENSATION OF DIRECTORS

    Directors are not compensated by the Company in cash for their services in their capacity as Directors. Under the 1996 Stock Option Plan, each Director who is not an officer or employee of the Company (an "Independent Director"), upon initial election to the Board of Directors will be granted an option to purchase 4,000 shares of the Company's Common Stock and will also receive an annual stock option grant to purchase 2,000 shares of Common Stock, beginning with the annual meeting following such Director's initial election to the Board. Unless earlier terminated, all options granted to Independent Directors under the 1996 Stock Option and Incentive Plan vest on the date that is two years after the grant of such options.

                  EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

    The names and ages of all current executive officers and significant employees of the Company and the principal occupation and business experience during the last five years are as set forth below.

NAME                                      AGE      POSITION
------------------------------------      ---      ------------------------------------------------
Mark W. Blodgett(1).................          42   Chief Executive Officer
James Bickman(1)....................          82   President
Alain Beauregard(1).................          38   President--Lasiris Division
Gary B. Godin.......................          42   Senior Vice President, Finance and Treasurer
George A. Fryburg...................          47   Senior Vice President--General Manager of Salem
                                                     Division
Kenneth A. Ribeiro..................          51   Vice President of Engineering of Salem Division
Luc Many............................          45   Vice President and General Manager--Lasiris
                                                     Division

------------------------------

(1) For descriptions of business experience, please refer to "Information Regarding Directors" above.

    GARY B. GODIN was appointed Senior Vice President of Finance and Treasurer of the Company in February 1999 and is responsible for all aspects of financial management, including accounting and treasury functions, corporate compliance and human resources. Prior to joining the Company, Mr. Godin was employed by Data Translation, Inc., as a Vice President and Chief Financial Officer from September 1996 to February 1999, as Corporate Controller from 1992 to 1996 and as Corporate Accounting Manager from 1987 to 1992.

    GEORGE A. FRYBURG is Senior Vice President and General Manager of the Salem Division, responsible for plant operations including manufacturing, procurement, fulfillment, and distribution. Mr. Fryburg has twenty years of manufacturing experience. He previously held plant manager and operations manager positions with Norton Company (1986-1997) and engineering and manufacturing management positions with GTE Sylvania (1977-1986). Mr. Fryburg joined the Company in May of 1997.

    KENNETH A. RIBEIRO is Vice President-Engineering for the Salem Division, responsible for both product development and existing product line support. Mr. Ribeiro has 18 years of design experience in the areas of electronics, optics, acoustics, thermodynamics and pneumatics, with in-depth experience in both hardware and software. Prior to joining the Company in June of 1996, Mr. Ribeiro was employed by American Optical Corporation, Merrimack Laboratories, Inc., Ion Track Instruments, Inc., and Kaye Instruments, Inc.

    LUC MANY is Vice President and General Manager of the Lasiris Division responsible for financial and administrative aspects of Lasiris, including marketing and sales administration. Mr. Many co-founded Lasiris in 1985 and became Vice President and General Manager in 1987. Mr. Many joined the Company in May 1998 as a result of the Lasiris acquisition.

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY COMPENSATION INFORMATION

    The table below sets forth summary compensation information for the last three completed fiscal years ended December 31, 1998, 1997 and 1996, with respect to the Chief Executive Officer and the other four most highly compensated executive officers (the "Named Executive Officers").

                                                                   LONG-TERM COMPENSATION
                                                           --------------------------------------
                                   ANNUAL COMPENSATION        OTHER       RESTRICTED   SECURITIES       ALL
NAME AND                        -------------------------     ANNUAL        STOCK      UNDERLYING      OTHER
PRINCIPAL POSITION              YEAR  SALARY(1)    BONUS   COMPENSATION     AWARDS      OPTIONS     COMPENSATION
------------------------------  ----  ---------   -------  ------------   ----------   ----------   ------------
Mark W. Blodgett                1998  $ 276,790        --       --              --       35,000       $108,992(2)
Chairman and Chief Executive    1997  $ 297,862        --       --              --       20,000             --
  Officer                       1996  $ 227,611        --       --              --       20,000             --
Susan A. Hojer Sundell(3)       1998  $ 106,402        --       --              --       10,000       $  1,008(6)
Senior Vice President--         1997  $ 110,296        --       --              --        10,00             --
Finance and Treasurer           1996  $ 100,303        --       --              --        6,000             --
George A. Fryburg(4)            1998  $ 108,625        --       --              --       16,000       $    479(6)
Senior Vice President--         1997  $  61,558        --       --              --        5,000             --
General Manager, Salem          1996  $      --        --       --              --           --             --
Kenneth A. Ribeiro(5)           1998  $ 107,575        --       --              --       11,000       $  1,250(6)
Vice President--                1997  $ 109,972        --       --              --        7,000             --
Engineering, Salem              1996  $  56,853        --       --              --        5,000             --
Alain Beauregard(7)             1998  $  69,719   $11,725       --              --           --             --
President--Lasiris              1997  $      --        --       --              --           --             --
Division and Director           1996  $      --        --       --              --           --             --

------------------------------

(1) Salary includes amounts, if any, deferred pursuant to the Company's 401(k) Plan.

(2) Other compensation includes 100,908 shares of common stock as compensation for guaranty of certain Company indebtedness and $1,147 of Company contributions to a defined contribution plan.

(3) Susan A. Hojer Sundell resigned from the Company in February 1999.

(4) George A. Fryburg became an employee of the Company on May 19, 1997.

(5) Kenneth A. Ribeiro became an employee of the Company on June 10, 1996.

(6) Amounts reported represent Company contributions to a defined contribution plan.

(7) Alain Beauregard became an employee of the Company on May 14, 1998.

OPTION GRANTS IN LAST FISCAL YEAR

    The table below sets forth grants of options to purchase shares of Common Stock pursuant to the 1996 Stock Option Plan made during the last completed fiscal year to the Named Executive Officers:

                                                                PERCENT
                                                               OF TOTAL
                                  NUMBER OF                     OPTIONS
                                  SECURITIES                    GRANTED
                                  UNDERLYING                      TO       EXERCISE   EXPIRATION
NAME                               OPTIONS                     EMPLOYEES    PRICE        DATE
------------------------------  --------------                 ---------   --------   ----------
Mark W. Blodgett..............         35,000(non-qualified)   27.3%        $3.56       5/5/2008
Susan A. Sundell..............         10,000                   7.8%        $3.56       5/8/2008
George A. Fryburg.............          8,000                   6.3%        $3.56       5/8/2008
                                        8,000                   6.3%        $1.75      10/1/2008
Kenneth A. Ribeiro............          6,000                   4.7%        $3.56       5/8/2008
                                        5,000                   3.9%        $1.75      10/1/2008
Alain Beauregard..............             --                    --            --             --

OPTION EXERCISES AND YEAR-END OPTION VALUES

    The table below sets forth the number of unexercised options held at December 31, 1998 and the value of the unexercised in-the-money options held as of such date for each of the Named Executive Officers.

                                                                       NUMBER OF
                                                                       SECURITIES
                                                                 UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED
                                                                       OPTIONS AT            IN-THE-MONEY OPTIONS
                                                                    FISCAL YEAR-END           AT FISCAL YEAR-END
NAME                                                            (EXERCISABLE/UNEXERCISABLE) (EXERCISABLE/UNEXERCISABLE)
--------------------------------------------------------------  ------------------------  ---------------------------
Mark W. Blodgett..............................................        62,534 /55,000                  -/-
Susan A. H. Sundell...........................................        19,000 /20,000                  -/-
George A. Fryburg.............................................              -/21,000                  -/-
Kenneth A. Ribeiro............................................         5,000 /18,000                  -/-
Alain Beauregard..............................................            -/-                         -/-

TERMINATION OF EMPLOYMENT CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

    The Company has no plan or arrangement with respect to the compensation of its executive officers which would be payable upon the resignation, retirement or any other termination of any executive officer's employment with the Company or its subsidiaries or in connection with a change of control of the Company or any subsidiary of the Company or a change in the executive officer's responsibilities following a change in control. However, options to purchase shares of Common Stock granted pursuant to the 1994 Stock Option Plan (the "1994 Plan") become fully vested upon a change of control as defined in the 1994 Plan. Under the 1996 Stock Option Plan, in the event of a change of control, as defined in the 1996 Stock Option Plan, the Board of Directors, in its discretion, may provide for substitution or adjustments of outstanding options granted under the 1996 Stock Option Plan, or may terminate all unexercised options granted under the 1996 Stock Option Plan with or without payment of cash consideration. In addition, certain options granted to outside Directors of the Company vest upon such a change of control.

    Alain Beauregard and the Company are party to an employment agreement dated May 13, 1998 providing for the employment of Mr. Beauregard as President and Chief Executive Officer of Lasiris, Inc. The initial term of the agreement is three years, with automatic one-year extensions thereafter. If the Company elects not to renew the agreement at any time, Mr. Beauregard will become entitled to receive a lump-sum payment equal to his annual salary then in effect. While employed by Lasiris, Mr. Beauregard is entitled to a salary, an annual bonus, all regular benefits provided to employees of Lasiris, Inc. and certain other benefits set forth in the agreement. If Mr. Beauregard is terminated without cause at any time, he will become entitled to a lump-sum severance payment equal to the greater of (i) his remaining salary under the term of the agreement and (ii) his annualized salary in effect at the time of termination. Also upon such termination without cause, Mr. Beauregard is entitled to receive all regular medical and dental benefits then in effect for a period of one year following termination. Mr. Beauregard has also agreed to certain confidentiality and non-competition and non-solicitation provisions, which apply during the term of his employment and for a minimum of one year thereafter.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

FAMILY RELATIONSHIPS

    Mark W. Blodgett, Chairman of the Board of Directors and Chief Executive Officer of the Company, is the son of Lawrence W. Blodgett, a Director of the Company.

                   COMPLIANCE WITH 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities and Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's executive officers and Directors, and persons who are beneficial owners of more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, Directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial owners were satisfied, except that Mark W. Blodgett failed to timely report two transactions in December 1998. An amended Form 4 was subsequently filed by Mr. Blodgett reporting such transactions in January 1999.

ITEM 2--INCREASE AUTHORIZED SHARES AVAILABLE FOR ISSUANCE UNDER THE 1996 STOCK OPTION PLAN

    The Board of Directors has voted that, subject to approval by the stockholders, the number of shares of Common Stock authorized and available for issuance under the 1996 Stock Option Plan be increased by 300,000 shares of Common Stock from 300,000 shares of Common Stock to a total of 600,000 shares of Common Stock.

    The Board of Directors believes that stock options and other stock-based incentive awards play an important role in the success of the Company by encouraging and enabling officers and other employees of the Company and its subsidiaries, upon whose judgement, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. As of March 31, 1999, 273,040 shares of Common Stock have been granted under the 1996 Stock Option Plan, leaving 26,600 shares remaining available for grant.

    If the number of shares available for issuance under the 1996 Stock Option Plan is increased, subject to adjustment for stock splits, stock dividends and similar events, the total number of shares of Common Stock that will be available for issuance under the 1996 Stock Option Plan is 326,600 shares. Based solely upon the closing price of the Common Stock as reported by NASDAQ SmallCap Market on March 31, 1999, the maximum aggregate market value of the securities yet to be issued under the 1996 Stock Option Plan would be $530,725. In order to satisfy the performance-based compensation exception to the $1 million cap on the Company's tax deduction imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the 1996 Stock Option Plan also provides that stock options with respect to no more than 40,000 shares of Common Stock may be granted to any one individual in any one calendar year. The shares issued by the Company under the 1996 Stock Option Plan may be authorized but unissued shares, or shares reacquired by the Company. To the extent that the awards under the 1996 Stock Option Plan do not vest or otherwise revert to the Company, the shares of Common Stock represented by such awards may be the subject of subsequent awards.

SUMMARY OF THE 1996 STOCK OPTION PLAN

    The following description of certain features of the 1996 Stock Option Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 1996 Stock Option Plan.

    PLAN ADMINISTRATION: ELIGIBILITY. The 1996 Stock Option Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). All members of the committee must be "Non-Employee Directors" as that term is defined under the rules promulgated by the Securities and Exchange Commission.

    The Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 1996 Stock Option Plan. The Committee also has the power to delegate to the Chairman of the Board the authority to grant options to certain new hires. The Committee may permit Common Stock, and other amounts payable pursuant to an award, to be deferred. In such instances, the Committee may permit dividends or deemed dividends to be credited to the amount of deferrals.

    Persons eligible to participate in the 1996 Stock Option Plan are those officers or other employees and consultants of the Company and any subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its subsidiaries, as selected from time to time by the Committee. Directors of the Company who are not employed by the Company or its subsidiaries are also eligible for certain awards under the 1996 Stock Option Plan.

    STOCK OPTIONS. The 1996 Stock Option Plan permits the granting of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code ("Incentive Options") and (ii) options that do not so qualify ("Non-Qualified Options"). Only employees of the Company (and any subsidiaries) may be granted Incentive Stock Options. The option exercise price of each option will be determined by the Committee but may not be less than 100% of the fair market value of the Common Stock on the date of grant in the case of Incentive Options, and may not be less than 85% of the fair market value of the Common Stock on the date of grant in the case of Non-Qualified Options. However, employees participating in the 1996 Stock Option Plan may be granted, in the discretion of the Committee, discounted Non-Qualified Options in lieu of cash bonuses. In the case of such grants, the option exercise price must be at least 50% of the fair market value of the Common Stock on the date of grant.

    The term of each option will be fixed by the Committee and may not exceed ten years from the date of grant in the case of an Incentive Option. The Committee will determine at what time or times each option may be exercised and, subject to the provisions of the 1996 Stock Option Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options (including options granted under predecessor plans) may be accelerated by the Committee.

    Upon exercise of options, the option exercise price must be paid in full either in cash or by certified check or other instrument acceptable to the Committee or, if the Committee so permits, by delivery of shares of Common Stock already owned by the optionee. The exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

    At the discretion of the Committee, stock options granted under the 1996 Stock Option Plan may include a "reload" feature pursuant to which an optionee exercising an option by delivery of shares of

Common Stock would automatically be granted an additional stock option (with an exercise price equal to the fair market value of the Common Stock on the date the additional stock is granted) to purchase that number of shares of Common Stock equal to the number delivered to exercise the original stock option. The purpose of this feature is to enable participants to maintain any equity interest in the Company without dilution.

    To qualify as Incentive Options, options must meet additional federal tax requirements, including limits in the value of shares subject to Incentive Options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.

    STOCK OPTIONS GRANTED TO INDEPENDENT DIRECTORS. The 1996 Stock Option Plan provides for the automatic grant of Non-Qualified Options to Independent Directors. Each Independent Director is granted an option to purchase 4,000 shares on the fifth business day after his initial election to the Board. Each Independent Director who is serving as a Director of the Company on the fifth business day after each annual meeting of shareholders, beginning with the latter of (i) the 1996 annual meeting or (ii) the annual meeting that follows his grant of a stock option upon initial election, will automatically be granted on such day a Non-Qualified Option to acquire 2,000 shares of Common Stock. The exercise price of each such Non-Qualified Option is the fair market value of the Common Stock on the day of grant. Such Non-Qualified Option may not be exercised before the second anniversary of the date of grant.

    RESTRICTED STOCK. The Committee may award shares of Common Stock subject to such conditions and restrictions as the Committee may determine ("Restricted Stock"). These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified restricted period. The purchase price, if any, of Restricted Stock will be determined by the Committee. If the performance goals and other restrictions are not attained, the recipients will forfeit their awards of restricted Stock.

    UNRESTRICTED STOCK. The Committee may also grant shares (at no cost or for a purchase price determined by the Committee) which are free from any restrictions under the 1996 Stock Option Plan ("Unrestricted Shares"). Unrestricted Stock may be issued in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation due to the recipient.

    An employee, subject to the consent of the Committee, may, pursuant to an irrevocable election, receive a portion of his compensation in Unrestricted Stock (valued at fair market value on the date the cash compensation would otherwise be paid).

    An Independent Director may, pursuant to an irrevocable written election at least six months before any directors' fees would otherwise be paid, receive all or a portion of such fees in Unrestricted Stock, valued at fair market value on the date the directors' fees would otherwise be paid. In certain instances, an Independent Director may, pursuant to an irrevocable written election, also elect to defer a portion of any directors' fees payable in the form of Unrestricted Stock, in accordance with such rules and procedures as may from time to time be established by the Company. During the period of deferral, the deferred Unrestricted Stock would receive dividend equivalent rights.

    PERFORMANCE SHARE AWARDS. The Committee may also grant performance share awards entitling the recipient to receive shares of Common Stock upon the achievement of individual or Company performance goals and other such conditions as the Committee shall determine ("Performance Share Award").

    DIVIDEND EQUIVALENT RIGHTS. The Committee may grant dividend equivalent rights, which give the recipient the right to receive credits for dividends that would be paid if the grantee had held specified shares of Common Stock. Dividend equivalent rights may be granted as a component of another award or as a freestanding award. Dividend equivalents credited under the 1996 Stock Option Plan may be paid concurrently or be deemed to be reinvested in additional shares of Common Stock, which may thereafter accrue additional dividend equivalents at fair market value at the time of deemed reinvestment or on the terms then governing the reinvestment of dividends under the Company's dividend reinvestment plan, if any. Dividend equivalent rights may be settled in cash, shares, or a combination thereof, in a single installment or installments, as specified in the award. Awards payable in cash on a deferred basis may provide for crediting and payment of interest equivalents.

    ADJUSTMENTS FOR STOCK DIVIDENDS, MERGERS, ETC. The Committee will make appropriate adjustments in outstanding awards to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation, sale of the Company or similar event, the Committee, in its discretion, may provide for substitution or adjustments of outstanding options, or may terminate all unexercised options with or without payment of cash consideration.

    AMENDMENTS AND TERMINATION. The Board of Directors may at any time amend or discontinue the 1996 Stock Option Plan, and the Committee may at any time amend or cancel outstanding awards for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may be taken which adversely affects any rights under outstanding awards without the holder's consent. Further, amendments to the 1996 Stock Option Plan shall be subject to approval of the Company's stockholders if and to the extent required by the Securities Exchange Act of 1934, as amended (the "1934 Act"), to ensure that awards granted under the 1996 Stock Option Plan are exempt under the Rule 16b-3 promulgated under the 1934 Act, or required by the Code to preserve the qualified status of Incentive Options.

    CHANGE OF CONTROL PROVISIONS. The 1996 Stock Option Plan provides that in the event of a "Change of Control" (as defined in the 1996 Stock Option Plan) of the Company, all stock options granted under the 1996 Stock Option Plan shall automatically become fully exercisable. In addition, at any time prior to or after a Change of Control, the Committee may accelerate awards and waive conditions and restrictions on any awards to the extent it may determine appropriate.

    The 1996 Stock Option Plan became effective on May 7, 1996, was amended and restated as of December 20, 1996 and was amended to increase the number of underlying shares to 300,000 shares on May 5, 1998. Awards of Incentive Stock Options may be granted under the 1996 Stock Option Plan until March 19, 2006. Other awards are not limited as to the time of grant.

NEW PLAN BENEFITS.

    Approximately 133 employees and four Independent Directors are currently eligible to participate in the 1996 Stock Option Plan. The table below shows the aggregate number of Non-Qualified Options that will be granted to Independent Directors in 1999, assuming approval of the amendment to the 1996 Stock Option Plan. Each Non-qualified Option granted to an Independent Director will have an option exercise price equal to the fair market value of the Common Stock on the date of grant. The number of shares that may be granted to executive officers and non-executive officers is undeterminable at this time, as such grants are subject to the discretion of the Committee.

                             1996 STOCK OPTION PLAN

                                                                                               NUMBER OF SHARES
NAME AND POSITION                                                                          UNDERLYING STOCK OPTIONS
-----------------------------------------------------------------------------------------  -------------------------
Independent Director Group (4 persons)...................................................              8,000

TAX ASPECTS UNDER THE U.S. INTERNAL REVENUE CODE

    The following is a summary of the current principal federal income tax consequences of option grants to U.S. employees under the 1996 Stock Option Plan. It does not describe all federal tax consequences under the 1996 Stock Option Plan, nor does it describe state or local tax consequences.

    INCENTIVE OPTIONS. Under the Code, an optionee generally will not realize taxable income by reason of the grant or the exercise of an Incentive Option. If an optionee exercises an Incentive Option and does not dispose of the shares until after the later of (a) two years from the date the option was granted and
(b) one year from the date the shares were transferred to the optionee, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and the Company will not be entitled to any deduction. If shares of Common Stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the Incentive Option is paid by tendering shares of common stock.

    The optionee will be considered to have disposed of his shares if he sells, exchanges, makes a gift of or transfers legal title to the shares (except by pledge or by transfer on death). If the disposition of shares is by gift and violates the holding period requirements, the amount of the optionee's ordinary income (and the Company's deduction) is equal to the fair market value of the shares on the date of exercise less the option price. If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying distribution. The exercise of an Incentive Option may subject the employee to the alternative minimum tax.

    An Incentive Option that is exercised more than three months after the optionee's employment terminated will generally be treated as a Non-Qualified Option for federal income tax purposes. Where employment terminates as a result of disability, the three-month period is extended to one year, and in the case of an employee who dies, the limitation does not apply. In the case of termination of employment by reason of death, the three-month rule does not apply.

    NON-QUALIFIED OPTIONS. There are no federal income tax consequences to either the optionee or the Company on the grant of a Non-Qualified Option. On the exercise of a Non-Qualified Option, the optionee generally has a taxable ordinary income equal to the excess of the fair market value of the Common Stock received on the exercise date over the option price of the shares. The optionee's tax basis for the shares acquired upon exercise of a Non-Qualified Option is increased by the amount of such taxable income. The Company generally will be entitled to a federal income tax deduction in an amount equal to such excess. Upon the sale of the shares acquired by exercise of a Non-Qualified Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such shares. Special rules will apply where all or a portion of the exercise price of the Non-Qualified Option is paid by tendering shares of common stock.

PARACHUTE PAYMENTS

    The accelerated vesting of any option or other award due to the occurrence of a change in control may cause payments with respect to such accelerated vesting to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

LIMITATION ON COMPANY'S DEDUCTIONS

    As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the Plan may be limited to the extent that a "covered employee" (i.e. the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table) receives compensation (other than performance-based compensation) in excess of $1,000,000 a year.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE INCREASE IN AUTHORIZED SHARES AVAILABLE FOR ISSUANCE UNDER THE 1996 STOCK OPTION PLAN AND RESERVED FOR SUCH PURPOSE BE APPROVED, AND THEREFORE RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

ITEM 3--APPOINTMENT OF AUDITOR

    Arthur Andersen LLP, Independent Public Accountants, and its predecessors have been the auditor of the Company for at least twenty-five years. Management of the Company proposes to appoint Arthur Andersen LLP as auditor of the Company until the next Annual Meeting of Stockholders.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS AUDITOR OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS.

ITEM 4--OTHER MATTERS

    Management does not know of any other matters to come before the Meeting other than as set forth in the Notice of Special Meeting in Lieu of an Annual Meeting of Stockholders and this Proxy Statement. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holder.

                   STOCKHOLDER PROPOSALS FOR ANNUAL MEETINGS

    For a proposal of a stockholder (including Director nominations) submitted pursuant to Exchange Act Rule 14a-8 to be included in the Company's proxy statement and form of proxy for the Company's 2000 Annual Meeting of Stockholders, it must be received at the principal offices of the Company on or before December 20, 1999. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Company's proxy statement described above, that the Company receives at its principal offices after December 20, 1999. These proxies will also confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Company's proxy statement described above, that the Company receives on or before December 20, 1999, subject to SEC rules governing the exercise of this authority.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors engaged Arthur Andersen LLP, Independent Public Accountants, to serve as the Company's independent public accountants for the fiscal year ended December 31, 1998. A representative of Arthur Andersen LLP is expected to be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to answer appropriate questions.

                            EXPENSE OF SOLICITATION

    The Company will bear the expense of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom shall receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for Intermediaries to send this Proxy Statement and form of proxy to their principals at the expense of the Company.

                              DIRECTORS' APPROVAL

    The Contents of this Proxy Statement have been approved and its mailing has been authorized by the Directors of the Company.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Gary B. Godin, Clerk

April 20, 1999

                                                                      4360-PS-98

                                  DETACH HERE

                                     PROXY

                     STOCKER & YALE, INC. (THE "COMPANY")

       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY


    The undersigned registered stockholder of the Company hereby appoints MARK W. BLODGETT, a Director and Officer of the Company, and GARY B. GODIN, Clerk of the Company, and each of them, as proxy holder for and on behalf of the undersigned, with the power of substitution, to attend, act and vote all of the shares of Common Stock, par value $0.001 per share, held by the undersigned as of the Record Date for and on behalf of the undersigned as directed and permitted herein, in respect of all matters that may properly come before the Special Meeting in Lieu of an Annual Meeting of Stockholders of the Company (the "Meeting") and at any adjournment or postponement thereof, to the same extent and with the same powers as if the undersigned were present at the meeting or any adjournment or postponement thereof.

    The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting in Lieu of an Annual Meeting of Stockholders and the Proxy Statement with respect thereto and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

    Subject to the discretion of the Chairman of the Meeting, to be effective this proxy form must be received at Proxy Services, Boston EquiServe, PO Box 8379, Boston, MA 02205-8854 no later than 48 hours prior to the time of the meeting.


  SEE REVERSE                                                       SEE REVERSE
     SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SIDE

                                  DETACH HERE

      PLEASE MARK
/ /   VOTES AS IN
      THIS EXAMPLE.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (I) FOR THE NOMINEES FOR DIRECTOR, (II) FOR THE INCREASE IN AUTHORIZED SHARES
AVAILABLE FOR ISSUANCE UNDER THE 1996 STOCK OPTION AND INCENTIVE PLAN, (III) FOR THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS
AUDITOR, AND THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENTS
OR POSTPONEMENTS THEREOF.

1. Election of Directors.                                                                                    FOR   AGAINST  ABSTAIN
             Mark W. Blodgett, James Bickman, Clifford L. Abbey,  2. Increasing by 300,000 the number of
   NOMINEES: Lawrence W. Blodgett, Alain Beauregard,                 shares available for issuance under     / /     / /      / /
             Steven E. Karol, John M. Nelson                         the 1996 Stock Option and Incentive
                                                                     Plan.

             FOR                     WITHHELD                     3. Appointing Arthur Andersen LLP as      / /     / /      / /
             ALL     / /        / /  FROM ALL                        auditor.
           NOMINEES                  NOMINEES

                                               MARK HERE          4. To vote with discretionary authority with respect to all
   / /                                        FOR ADDRESS  / /       other matters which may come before the Meeting.
                                              CHANGE AND
      --------------------------------------  NOTE BELOW
      For all nominees except as noted above

                                                                  This proxy form is not valid unless it is signed and dated. If someone other than the registered shareholder of the Company signs this proxy on the shareholder's behalf, authorizing
                                                                  documentation acceptable to the Chairman of the Meeting must be deposited with the Proxy Form.

                                                                  Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When
                                                                  signing as attorney, executor, administrator, trustee or
                                                                  guardian, please give full title as such. If a corporation, please sign in corporation name by President or other
                                                                  authorized officer. If a partnership, please sign in
                                                                  partnership name by an authorized person.